Exhibit 31(b)

                                  CERTIFICATION
                           OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002


I, Teresa B. Dickey, certify that:

1.   I have reviewed this annual report on Form 10-KSB of NMXS.com, Inc.

2. Based on my knowledge, this amended yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this amended yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amended yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the a registrant is made known to me by others within those entities, particularly during the period in which this amended yearly report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this amended yearly report (the "Evaluation Date"); and

(c)   presented   in   this  amended  yearly  report  my  conclusions   about
effectiveness  of  the  disclosure  controls  and  procedures  based  on   my
evaluation as of the Evaluation Date


5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.    I  have  indicated  in this amended yearly report  whether  there  were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: March 30, 2004

                                             /s/ Teresa B. Dickey
                                             --------------------
                                             Teresa B. Dickey
                                             Principal Financial Officer